SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM 8-K
                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

             Date of report (Date of earliest event reported):
                      August 5, 2003 (August 1, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     2526 Durant Avenue
     Berkeley, California                                          94704
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


       (Former Name or Former Address, if Changed Since Last Report)
Item 5.   Other Events

Press Release Regarding Agreement.
----------------------------------

On August 1, 2003, Competency Based Learning Pty Ltd. (CBL), a wholly owned subsidiary of Trinity Learning Corporation (the "Company"), announced that it has entered into a strategic alliance with IRCA (PTY) Ltd. ("IRCA"), an international firm specializing in corporate consulting, workplace learning, certification, and risk mitigation in the areas of safety, health environment, and quality assurance. Under the terms of the agreement, IRCA will initially serve as exclusive sales agent on the African continent for CBL's proprietary workplace learning content and for CBL's proprietary learning system. The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     Exhibits

99.1                Press Release dated August 1, 2003







                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRINITY LEARNING CORPORATION
Date: August 5, 2003               By: /s/  Douglas Cole
                                   -------------------------------------
                                   Douglas Cole, Chief Executive Officer